ASSETS HELD FOR SALE	12 Months Ended
Dec. 31, 2018
Assets Held-for-sale, Not Part of Disposal Group [Abstract]
ASSETS HELD FOR SALE
9.	ASSETS HELD FOR SALE

During the year ended December 31, 2017 and 2018, the Group received termination notices from several hospitals to early terminate the equipment leasing arrangements with the Group. Pursuant to the cooperation agreements, the hospitals should acquire the medical equipment from the Group upon early termination. Property, plant and equipment, with carrying amounts of RMB27,100 and RMB 4,384 (US$638) were classified as assets held-for-sale on the consolidated balance sheets as of December 31, 2017 and 2018, respectively, which are expected to be disposed within one year. Impairment loss of nil, RMB6,526 and RMB664 (US$96)
were recognized for network operating segment and recorded in “Impairment of long-lived assets” in the consolidated statement of comprehensive loss for the years ended December 31, 2016, 2017 and 2018, respectively.